UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - August 2, 2021

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 South Tryon Street, Charlotte, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The NASDAQ Stock Market LLC
1.300% Senior Notes due 2023	HON 23A	The NASDAQ Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The NASDAQ Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The NASDAQ Stock Market LLC

*   The common stock is also listed on the London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events.

On August 2, 2021, Honeywell International Inc. (the “Company”) commenced a proposed offering of its new senior notes (the “Notes Offering”), pursuant to the Company’s preliminary prospectus supplement dated August 2, 2021 and the accompanying prospectus dated December 10, 2018, which have been filed with the Securities and Exchange Commission. The Company intends to use the net proceeds from the Notes Offering to partially or fully redeem the outstanding principal amount of its callable $500,000,000 Floating Rate Senior Notes Due 2022 and its callable $2,500,000,000 0.483% Senior Notes Due 2022 (collectively, the “Proposed Redemption Notes” and such redemption the “Proposed Redemption”) issued under the indenture dated as of March 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended by the first supplemental indenture dated as of October 27, 2017 and as further amended by the second supplemental indenture dated as of March 10, 2020 (the “Indenture”), each between the Company and the Trustee.

The pricing and settlement of the Notes Offering, and thus whether any redemption of the Proposed Redemption Notes will occur, is subject to market conditions and other factors. The Company’s obligation to complete the Proposed Redemption is conditioned upon the receipt prior to the relevant redemption date by the Company of the net proceeds from the completion of the Notes Offering.

The information in this Current Report on Form 8-K does not constitute an offer of any securities for sale or a notice of redemption of the Proposed Redemption Notes and should be read in conjunction with the risk factors described in and the information under “Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2020 and Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONEYWELL INTERNATIONAL INC.
Date: August 2, 2021

	By:	/s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer